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                                                                    EXHIBIT 10.2

                            SELLING DEALER AGREEMENT

To Whom It May Concern:

         Navidec, Inc., a corporation organized under the laws of Colorado (the "Issuer"), hereby enters into this Selling Dealer Agreement (the "Agreement") with you. You, together with all other broker-dealers executing this Agreement, shall be referred to as the "Selling Dealers."

         I. Description of the Offering. The Issuer proposes to issue to all of its existing shareholders and holders of its Series I 5% Convertible Debentures who convert their debentures prior to or during the Rights Offering, Rights to acquire one additional share of the Issuer's no par value common stock for each share of common stock owned by the shareholder on the Record Date, November 15, 2002, or in to which the Series I 5% Convertible Debenture could have been convertible at the Record Date. The purchase price per share is $1.80. Upon the Effective Date of the Registration Statement as hereinafter defined, the Company intends to solicit the exercise of the Rights for a period of 30 days unless during the 30-day exercise period, the Issuer, in its sole discretion, determines to extend the Offering for up to an additional 30 days after which date the Offering shall terminate (the "Termination Date"). There is no minimum number of Rights which must be exercised. ComputerShare Trust Company, Inc. has been appointed as the subscription agent to receive the subscription price and all subscription documents, and shall be responsible for the issuance of all common shares upon receipt of all necessary documents and the exercise price. Notwithstanding the Termination Date, the Offering provides an over subscription privilege as described in the Prospectus which will be effectuated immediately after the Termination Date. The Issuer reserves the right to refuse to sell the Securities to any Person at any time. Persons accepting the offer to subscribe and thereafter purchasing the Securities and becoming Shareholders of the Issuer are herein referred to as "Investors." The Issuer and the Offering are more fully described in the Prospectus (as defined in Section II.A. below).

         II. Representations and Warranties of the Issuer. The Issuer represents, covenants, warrants and agrees with you for your benefit that:

                  A. The Issuer has prepared and filed with the Securities and Exchange Commission (the "Commission"), a Registration Statement and amendments thereto, on Form S-3 (File No. 333-101380) covering the registration of Securities under the Securities Act of 1933 (the "Securities Act") and the Rules and Regulations of the Commission under the Securities Act (the "Rules and Regulations"). Such Registration Statement, as amended, qualifies for use under Form S-3 at the time it becomes effective. The registration statement and final prospectus included therein, are herein respectively called the "Registration Statement" and the "Prospectus."

                  B. The Registration Statement and Prospectus, and all amendments or supplements thereto, will contain all statements which are required to be stated therein in accordance with the Securities Act and the Rules and Regulations and will conform in all material respects with the requirements of the Securities Act and the Rules and Regulations, and neither the Registration Statement nor the Prospectus, nor any amendment or supplement thereto,
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will contain any untrue statement of a material fact or omit any material fact required to be stated therein or necessary to make the statements therein not misleading.

                  C. The Accountants who have certified or shall certify the audited financial statements of the Issuer filed and to be filed with the Commission by being incorporated by reference as part of the Registration Statement and the Prospectus were independent accountants as required by the Securities Act and the Rules and Regulations.

                  D. The financial statements of the Issuer filed with and as part of the Registration Statement present fairly the financial position of the Issuer, respectively, as of the dates of such financial statements, in conformity with generally accepted accounting principles.

                  E. Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, and except as set forth therein or contemplated thereby: (i) there has not been any material adverse change in the condition, financial or otherwise, of the Issuer; and (ii) the Issuer has not incurred any liability or obligation or entered into any transaction otherwise than in the ordinary course of business, which change or liability, obligation or transaction is material to the financial condition of the Issuer.

                  F. The Securities conform to the description thereof contained in the Prospectus in all material respects.

                  G. Neither the issuance nor the sale of the Securities, nor the consummation of any other of the transactions herein contemplated, nor the fulfillment of the terms hereof, will conflict with, result in a breach of or constitute a default under the terms of any indenture, or other material agreement or instrument to which the Issuer will be subject, or to the best of their respective knowledge, any order or regulation applicable to any or all of them of any court, regulatory or governmental body having jurisdiction over them or any of their respective properties or operations.

                  H. The Securities, when issued, will be duly authorized, validly issued, fully paid and nonassessable.

                  I. The Issuer has been duly formed pursuant to Colorado and is validly existing as a corporation in good standing under the laws of the State of Colorado with full power and authority to own properties (or interest therein) and conduct its business as described in the Prospectus.

                  J. The person who has signed this Agreement on behalf of the Issuer, is duly authorized to so sign, and this Agreement has been duly executed and delivered by, and is the valid, legal and binding agreement of, the Issuer, enforceable in accordance with its terms.

         III. Representations, Warranties and Agreements of the Selected Dealer. You represent and warrant to and agree with the Issuer as follows:

                  A. You are registered as a broker-dealer with the Commission, are a member in good standing of the National Association of Securities Dealers, Inc. ("NASD") and are duly


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licensed and authorized to act as a broker-dealer for the sale of securities in all jurisdictions in which you intend to or will make offers and/or sales of the Securities pursuant to this Agreement.

                  B. In connection with the offer and sale of the Securities pursuant to this Agreement, you will comply with all provisions of the Securities Act, the Rules and Regulations and other federal laws and regulations pertaining to the sales of securities pursuant to the Offering, the securities or "blue sky" laws and regulations and other applicable laws and regulations of the states or other jurisdiction in which you will sell the Securities and the Bylaws and the Rules of Conduct of the NASD, including all published NASD interpretations thereof, whether issued by the Board of Governors of the NASD, contained in any NASD Notice to Members or otherwise (the "NASD Rules of Conduct").

                  C. You will make no sales of the Securities unless such sale is preceded or accompanied by the Prospectus.

                  D. You will assist the Issuer in qualifying the Securities for sale under the laws of such states or jurisdiction as you and the Issuer shall mutually agree and shall make no sale of the Securities in any state or jurisdiction until you have been advised by the Issuer that the Securities have been duly qualified for sale therein.

                  E. Pursuant to your appointment as agent for the Issuer as set forth in Section IV below, insofar as it is within your control, you will in good faith use your best efforts to conduct the Offering in compliance with the Securities Act and the Rules and Regulations, the NASD Rules of Conduct and the permit(s) or authorizations issued with respect to the Offering by any state or other securities regulatory authority and in this regard:

                           1. You will, during the course of the Offering, and
                  to the extent you or any person associated with you makes any representations other than those set forth in the Prospectus, not make any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make any statement made not misleading concerning the Offering or any matters set forth in or contemplated by the Prospectus.

                           2. You will, prior to the sale of any of the
                  Securities, make every reasonable effort to determine that an investment in the Securities is a suitable and appropriate investment for each prospective Investor and you will prepare and maintain for your benefit and for the benefit of the Issuer and the Issuer file memoranda and other appropriate records substantiating the foregoing, which records shall include but not be limited to the prospective Investor's age, investment objectives, investment experience, income, net worth, financial situation and other investments.

                           3. You will, in the event you use any sales materials
                  (which, other than any such materials furnished to you by the Issuer, shall be prepared and provided solely at your own expense) other than the Prospectus, refrain from providing any such materials to any prospective Shareholder unless such materials have been approved by the Commission and the securities regulatory authority of


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                  the state or other jurisdiction in which the materials are to be used, and are accompanied or preceded by the Prospectus.

                           4. Until the Termination Date, if any event affecting
                  the Issuer, or you should occur which the Issuer or their counsel believe should be set forth in a supplement or amendment to the Prospectus, you agree to distribute such supplement or amendment to persons who have previously received a copy of the Prospectus from you and continue to be interested in the Issuer and further agree to include such supplement or amendment in all further deliveries of the Prospectus. The Issuer shall, at its own expense, prepare and furnish to you a reasonable number of copies of that supplement or amendment for such distribution.

                           5. You will implement appropriate procedures designed
                  to assure that each solicitation and sale made by you and the persons associated with you, and your and their efforts hereunder, will be in accordance with the terms of this Agreement and the NASD Rules of Conduct and, particularly with the terms of Rule 2780 of the NASD Rules of Conduct.

                           6. In connection with receipt of any sales incentive
                  amounts, you will at all times comply with the requirements of the NASD Rules of Conduct, including Rule 2780, thereof.

                           7. You will at all times comply with the requirements
                  of Rule 15c2-4 of the Commission, and all interpretations thereof issued by the NASD. In this regard, upon receipt of any checks from prospective Investors for the Securities, you shall promptly transmit the same, together with a copy of such Person's Subscription documents, to the Rights Agent by noon of the next business day following your receipt thereof.

                           8. You will provide each Investor with a copy of the
                  final Prospectus at least five (5) business days prior to completion of a sale of the Securities.

                           9. You will send each Investor a confirmation of his
                  or her purchase.

                           10. You will maintain records of the information used
                  to determine that an investment in the Securities is suitable and appropriate for each investor and you will maintain these records for at least six years.

         IV. Solicitation of Rights Exercised. On the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, you agree to solicit Rights holders to exercise their rights to acquire our Securities on a "best efforts" basis, as agent for the Issuer. As compensation for these services, the Issuer agrees that the Issuer, as the Manager, will pay you a sales commission on all Rights exercised as a result of your solicitation pursuant to the terms of this Agreement of five percent (5%) of the offering price of the Securities (the "Sales Commission").


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                  Notwithstanding the foregoing, however, the obligation of the
Issuer to pay the Sales Commission shall be subject to the following conditions and limitations:

                  A. The Issuer has reserved the right to accept or reject any subscriptions for the Securities as set forth in the Prospectus and no Sales Commission will be payable to you with respect to the tender of any subscription which is rejected by you or the Issuer as aforesaid.

                  B. None of such Sales Commissions will be payable or paid until released to the Issuer, from the escrow account in which they are to be deposited,

         V. Certain Covenants of the Issuer. The Issuer covenants and agrees with you as follows:

                  A. The Issuer will not at any time file or make any amendment or supplement to the Registration Statement or Prospectus of which you shall have not previously been advised and furnished a copy.

                  B. The Issuer will advise you immediately, and confirm the advice in writing (i) when the Registration Statement shall have become effective with the Commission; (ii) when any post-effective amendment to the Registration Statement shall have become effective, or any supplement to the Prospectus or any amended Prospectus shall have been filed; (iii) of any request of the Commission for amendment or supplementation of the Registration Statement or Prospectus or for additional information, and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the institution of any proceedings for any such purposes. The Issuer will use its best efforts to prevent the issuance of any such stop order or of any order preventing or suspending such use and to obtain as soon as possible the lifting thereof, if issued.

                  C. The Issuer will deliver to you without charge, and when requested, such number of copies of the Prospectus (as supplemented or amended, if the Issuer shall have made any supplements or amendments thereto) as you may reasonably request.

                  D. The Issuer will comply to the best of its ability with the Securities Act and the Rules and Regulations so as to permit the continuance of sales of and dealings in the Securities under the Securities Act. If at any time when a prospectus is required to be delivered under the Securities Act, an event shall have occurred as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein not false or misleading or to make the Prospectus comply with the Securities Act, the Issuer will notify you promptly thereof and will furnish to you an amendment or supplement which will correct such statement in accordance with the requirements of the Securities Act and the Rules and Regulations.

                  E. The Issuer will use its best efforts to qualify the Securities for sale under the laws of such states or jurisdictions as the Issuer shall determine and will comply to the best of its ability with such laws so as to permit the continuance of sales of and dealings in the Securities thereunder.


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                  F. The Issuer will furnish to you copies of all such
documents, reports and information as shall be of general interest and are furnished by the Issuer to Investors generally.

                  G. The Issuer will pay and bear all costs and expenses in connection with the preparation, printing and filing of the Registration Statement, the Prospectus and amendments or supplements thereto, including fees of legal counsel for the Issuer, the qualifying of the Securities under the laws of certain jurisdictions as aforesaid, including filing fees and fees and disbursements of counsel in connection therewith, and the cost of furnishing to you and other Selling Dealers copies of the Registration Statement and the Prospectus and amendments or supplements thereto as herein provided.

         VI. Conditions to Your Obligations. Your obligations hereunder shall be subject to the accuracy of and compliance with, as of the date hereof and through the Termination Date, the representations, warranties and covenants of the Issuer, contained in Sections II and V above, to the performance by the Issuer of their obligations to be performed hereunder, and to the receipt by you of the following:

                  A certificate dated as of the later of the effective date of the Registration Statement, or the date of this Agreement, signed by the Issuer to the effect that, as of such date (i) the representations and warranties of the Issuer contained in the Agreement are correct; and (ii) it has carefully examined the Registration Statement and the Prospectus, and in its opinion (a) neither the Registration Statement nor the Prospectus nor any amendment or supplement thereto contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (b)there are no material legal or governmental proceedings to which the Issuer is party or of which the business or the property of the Issuer is the subject which are not disclosed in the Registration Statement and Prospectus.

         VII. Conditions to Issuer's Obligations. The obligations of the Issuer shall be subject to the accuracy as of the date hereof, through the Termination Date, of the representations and warranties contained in Section III hereof, to the performance by you of your obligations hereunder required to be performed on or before the Termination Date, and to the following further conditions, namely, that it is understood and agreed that neither you nor any of your representatives is authorized to make any representations on behalf of the Issuer, other than those contained in the Prospectus, or to act as the agent of the Issuer in any other capacity except as expressly set forth herein, and each time you submit a subscription of a potential Investor, you shall be deemed to have represented to the Issuer that you have complied with the foregoing conditions.

         VIII. Indemnification.

                  A. The Issuer will indemnify and hold you harmless against any losses, claims, damages, or liabilities, joint or several:

                           1. to which you may become subject under the
                  Securities Act, any state securities laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue


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                  statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus or any amendment or supplement thereto, any other document filed by the Issuer with any state securities regulatory authority in connection with the Offering or any sales literature prepared by the Issuer, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, unless the statement or omission was the direct result of information provided to the Issuer or their agents by you; or

                           2. to which you may become subject due to any
                  misrepresentation by the Issuer or their agents (other than you or any other Selling Dealer) of a material fact in connection with the sale of the Securities, unless the misrepresentation of such material facts was the direct result of information provided to the Issuer or their agents by you; or

                           3. to which you may become subject as a result of any
                  breach by the Issuer of the representations and warranties contained herein.

                  The Issuer will reimburse you for any legal or other expenses reasonably incurred in connection with investigating or defending any such loss, claim, damage or liability (or actions in respect thereof); provided, however, that the Issuer shall not be required to so reimburse you in any such case to the extent that such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement or Prospectus, or any amendment or supplement thereto, any other document filed by the Issuer with any state securities regulatory authority in connection with the Offering or in any sales literature prepared by the Issuer, in reliance upon and in conformity with written information furnished to the Issuer by you specifically for use therein. This indemnity agreement shall be in addition to any liabilities which the Issuer may otherwise have in connection with the Offering.

                  The foregoing indemnity agreement shall extend upon the same terms and conditions to, and shall inure to the benefit of, each Person, if any, who controls you within the meaning of the Securities Act.

                  B. You agree to indemnify and hold harmless the Issuer against any losses, claims, damages or liabilities, joint or several, to which any or all of them may become subject, under the Securities Act, any state securities laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statements or alleged untrue statement of any material fact contained in the Registration Statement, he Prospectus, or any amendment or supplement thereto, any other document filed by the Issuer with any state securities regulatory authority in connection with the Offering or in any sales literature, or upon the omission or the alleged omission to state in the Registration Statement or Prospectus or any amendment or supplement thereto, any other document filed by the Issuer with any state securities regulatory authority in connection with the Offering or in any sales literature a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the


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Registration Statement or Prospectus, or amendment or supplement thereto, any other document filed by the Issuer with any state securities regulatory authority in connection with the Offering or in any sales literature, in reliance upon and in conformity with written information furnished to the Issuer by you specifically for use therein (or with respect to sales literature, to the extent that such sales literature either was prepared by you or contained information furnished by you); and you will reimburse the Issuer for any legal or other expenses reasonably incurred in connection with investigating or defending any such loss, claim, damage or liability(or action in respect thereof). This indemnity agreement shall be in addition to any liabilities to the Issuer or any other Person which you may otherwise have in connection with this Offering.

                  The foregoing indemnity agreement shall extend upon the same terms and conditions to, and shall inure to the benefit of, each Person, if any, who controls the Issuer within the meaning of the Securities Act and its agents, attorneys and independent auditors.

                  C. Promptly after receipt by a party hereto of notice of the commencement of any action for which such party is eligible to be indemnified hereunder (the "Indemnified Party"), such Indemnified Party shall, if a claim in respect thereof is to be made against the party required under this Agreement to indemnify the Indemnified Party (the "Indemnifying Party") notify the Indemnifying Party in writing of the commencement thereof, within 15 days of receipt of any complaint, claim or other notice of commencement of an action; but the omission so to notify the Indemnifying Party shall not relieve it from any liability which it may have to any Indemnified Party otherwise than under this Section VIII. In case any such action shall be brought against an Indemnified Party, such party shall notify the Indemnifying Party of the commencement thereof, and the Indemnifying Party shall be entitled to participate in, and, to the extent it shall wish, jointly with any other Indemnifying Party similarly notified, to assume the defense thereof, with counsel satisfactory to such Indemnifying and Indemnified Parties. After the Indemnified Party shall have received notice from the agreed-upon counsel that the defense has been so assumed, in the event that the Indemnified Party nonetheless elects to participate in the defense of any such action for any reason other than the presence of a conflict of interest, the Indemnifying Party shall not be responsible for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof.

         IX. Termination. This Agreement shall automatically be terminated, and the Issuer shall have no liability for the payment of any commissions or fees hereunder 30 days after the effective date of the registration statement unless the Rights Offering is extended, at the sole election of the Issuer for up to a maximum of an additional 30 days.

         X. Applicable Law. This Agreement shall be construed in accordance with the laws of the State of Colorado.

         XI. Notices. All notices or communications hereunder, except as herein otherwise specifically provided, shall be in writing and if sent to you shall be mailed, delivered or telegraphed and confirmed to you at your address set forth above. You and the Issuer may change your or their address for receiving notices by written notice to the other parties hereto.

         XII. Parties. This Agreement shall inure to the benefit of and be binding upon you, the Issuer, and each of your and their respective successors and assigns.


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         XIII. Severability. If any term or provision hereof is illegal or invalid for any reason whatsoever, such provision shall be deemed stricken from this Agreement and such illegality or invalidity shall not affect the validity of the remainder hereof.

         XIV. Headings. The headings in this Agreement are provided for convenience only and are in no way intended to describe, interpret, define, or limit the scope, extent, or intent of this Agreement or any provisions thereof.

         If the foregoing correctly sets forth our understanding, please so indicate in the space provided below for that purpose whereupon this letter shall constitute a binding agreement among us.

                                        Very truly yours,

                                        NAVIDEC, INC.


                                        By:
                                           ------------------------------------
                                        Title:
                                              ---------------------------------
                                        Dated:
                                              ---------------------------------
ACCEPTED:

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Broker/Dealer Firm Name

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Main Office Address

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City, State, Zip

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Telephone Number

By:
   -----------------------------------
      Authorized Signature

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Print or Type Name and Title

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Tax I.D. Number

Date:
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